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                                                                EXHIBIT 10.1.24

                                                                EXECUTION COPY

        WAIVER, dated as of April 25, 1997, (this "Waiver"), to the Amended and Restated Credit Agreement dated as of January 25, 1996 (as amended pursuant to the First Amendment thereto, dated as of April 23, 1996, the Second Amendment, dated as of August 28, 1996, and the Third Amendment dated as of January 25, 1997, and as further amended, supplemented, waived or otherwise modified from time to time, the "Credit Agreement"), among A.P.S., INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"; individually a "Lender") and THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), a New York banking corporation, as agent for the Lenders (in such capacity, the "Agent").

                             W I T N E S S E T H :

        WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement;

        WHEREAS, the Borrower has requested that the Lenders waive certain provisions of the Credit Agreement in the manner provided for herein; and

        WHEREAS, the Agent and the Lenders are willing to agree to the requested waiver, but only upon the terms and conditions set forth herein;

        NOW THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

        1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined.

        2. Waiver of Event of Default under Subsection 8.1(c) of the Credit Agreement. The Lenders hereby waive, until July 15, 1997, any Default or Event of Default arising out of the failure of the Borrower to comply with the requirements of subsection 8.1(c) of the Credit Agreement at the last day of the fiscal quarter ending April 25, 1997, provided that the waiver provided in this Section shall cease to be effective if the Consolidated Leverage Ratio of Holding at the last day of such fiscal period is greater than 4.50 to 1.00.

        3. Representations and Warranties. On and as of the date hereof and after giving effect to this Waiver, the Borrower hereby confirms, reaffirms and restates in all material respects the representations and warranties set forth in Section 5 of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms,



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reaffirms and restates in all material respects such representations and warranties as of such earlier date, provided that the references to the Credit Agreement in such representations and warranties shall be deemed to refer to the Credit Agreement as amended prior to the date hereof.

        4. Effectiveness. This Waiver shall become effective as of the date hereof upon receipt by the Agent of counterparts of this Waiver duly executed and delivered by the Borrower and the Required Lenders.

        5. Continuing Effect; No Other Waivers. Except as expressly waived hereby, all the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The waiver provided for herein is limited to the specific subsection of the Credit Agreement specified herein and shall not constitute a waiver of, or an indication of the Agent's or the Lenders' willingness to waive, any other provisions of the Credit Agreement or the same subsection for any other date or time period (whether or not such other provisions or compliance with such subsection for another date or time period are affected by the circumstances addressed in this Waiver).

        6. Expenses. The Borrower agrees to pay and reimburse the Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with preparation and delivery of this Waiver, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

        7. Counterparts. This Waiver may be executed by one or more of the parties to this Waiver on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Waiver signed by all the parties shall be delivered to the Borrower and the Agent.

        8. GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

        IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed and delivered by their respective duly authorized officers as of the date first above written.


                                        A.P.S., INC.

                                        By: /s/ E. EUGENE LAUVER
                                           -----------------------------
                                           Title: Vice President
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                                        THE CHASE MANHATTAN BANK (formerly
                                            known as Chemical Bank), as
                                            Agent and as a Lender

                                        By: /s/ JULIE S. LONG
                                           ------------------------------------
                                           Title: Vice President


                                        AMSOUTH BANK OF ALABAMA

                                        By: /s/ J. MAXWELL
                                           ------------------------------------
                                           Title: Banking Officer


                                        BANK OF AMERICA ILLINOIS


                                        By: /s/ W. THOMAS BARNETT
                                           ------------------------------------
                                           Title: Managing Director


                                        THE BANK OF NEW YORK


                                        By: /s/ ALAN F. LYSTER, JR.
                                           ------------------------------------
                                           Title: Vice President


                                        BANK ONE, COLUMBUS, N.A.


                                        By: /s/ DOUGLAS H. KLAMFOTH
                                           ------------------------------------
                                           Title: Vice President


                                        BANQUE PARIBAS


                                        By:
                                           ------------------------------------
                                           Title:


                                        By:
                                           ------------------------------------
                                           Title:


                                        FIRST AMERICAN NATIONAL BANK


                                        By:
                                           ------------------------------------
                                           Title:

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                                                                               4




                                        FIRST INTERSTATE BANK OF TEXAS

                                        By:
                                           ------------------------------------
                                           Title:


                                        FLEET BANK OF MASSACHUSETTS, N.A.

                                        By:   /s/ ERIC VANDER MEL
                                           ------------------------------------
                                           Title: Vice President


                                        THE FUJI BANK, LIMITED, HOUSTON
                                           AGENCY

                                        By:  /s/ P.C. LAUINGER III
                                           ------------------------------------
                                           Title:


                                        THE MITSUBISHI TRUST AND BANKING
                                           CORPORATION

                                        By:  /s/ GARY T. MACIAH
                                           ------------------------------------
                                           Title: First Vice President


                                        NATIONAL BANK OF CANADA

                                        By:  /s/ LARRY L. SEARS
                                           ------------------------------------
                                           Title: Group Vice President


                                        By: /s/ RANDALL K. WILHOIT
                                           ------------------------------------
                                           Title:


                                        NATIONSBANK OF TEXAS, NATIONAL
                                           ASSOCIATION

                                        By: /s/ F. SCOTT SINGHOFF
                                           ------------------------------------
                                           Title: Senior Vice President


                                        NBD BANK

                                        By: /s/ KATHLEEN COMELLA
                                           ------------------------------------
                                           Title: Vice President

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                                                                               5



                                        SOCIETE GENERALE

                                        By:  /s/ RICHARD A. GOULD
                                           ------------------------------------
                                           Title: Vice President


                                        WELLS FARGO BANK (TEXAS), NATIONAL
                                           ASSOCIATION

                                        By:
                                           ------------------------------------
                                           Title:

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        Each of the undersigned hereby consents to the foregoing Waiver and hereby confirms, reaffirms and restates that its obligations under or in respect of the Credit Agreement and the documents related thereto to which it is a party are and shall remain in full force and effect after giving effect to the foregoing Waiver.

                                        APS HOLDING CORPORATION


                                        By: /s/ E. EUGENE LAUVER
                                           ------------------------------------
                                           Title: Vice President


                                        BIG A AUTO PARTS, INC.


                                        By: /s/ E. EUGENE LAUVER
                                           ------------------------------------
                                           Title: Vice President



                                        AUTOPARTS FINANCE COMPANY, INC.



                                        By: /s/ E. EUGENE LAUVER
                                           ------------------------------------
                                           Title: Vice President



                                        APS SUPPLY, INC.


                                        By: /s/ E. EUGENE LAUVER
                                           ------------------------------------
                                           Title: Vice President




                                        AMERICAN PARTS SYSTEM, INC.



                                        By: /s/ E. EUGENE LAUVER
                                           ------------------------------------
                                           Title: Vice President



                                        A.P.S. MANAGEMENT SERVICES, INC.


                                        By: /s/ E. EUGENE LAUVER
                                           ------------------------------------
                                           Title: Vice President





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                                        PARTS, INC.


                                        By: /s/ E. EUGENE LAUVER
                                           ------------------------------------
                                           Title: Vice President



                                        PRESATT, INC.


                                        By: /s/ E. EUGENE LAUVER
                                           ------------------------------------
                                           Title: Vice President



                                        INSTALLERS' SERVICE WAREHOUSE, INC.


                                        By: /s/ E. EUGENE LAUVER
                                           ------------------------------------
                                           Title: Vice President